UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 18, 2011

(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square Cleveland, Ohio 44114-1306 (Address of principal executive offices and zip code)
(216) 689-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8	— Other Events

Item 8.01	Other Events
     On March 18, 2011, KeyCorp issued a press release announcing its commencement of an underwritten public offering of $625 million of its common stock in connection with its plan to repurchase the $2.5 billion of the Series B Fixed-Rate Cumulative Perpetual Preferred Stock it issued to the U.S. Treasury under the TARP Capital Purchase Program, as well as certain other capital actions pursuant to its comprehensive capital plan. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9	— Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
     Exhibit 99.1 Press Release, dated March 18, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP —————————————— (Registrant)
Date: March 18, 2011	/s/ Paul N. Harris
By: Paul N. Harris
Executive Vice President, General Counsel and Secretary